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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2004 relating to the financial statements of W-H Energy Services, Inc., which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.


/s/   PricewaterhouseCoopers LLP


Houston, Texas
May 24, 2004